                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) December 22, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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            INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On December 26, 2003 the  Registrant has caused to be  made available  by the trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended November 30, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  December 22, 2003               By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #100, Series 1995-1
               made available on December 26, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #100

20.2           Monthly Servicer and Settlement Certificate #66, Series 1998-1
               made available on December 26, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #66

20.3          Monthly Servicer and Settlement Certificate #41, Series 2000-1
              made available on December 26, 2003

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #41

20.4          Monthly Servicer and Settlement Certificate #5, Series 2003-1
              made available on December 26, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #5

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                                                         EXHIBIT 20.1

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 100

                                                   DEALER NOTE MASTER TRUST

                                                     CLASS A, DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                        SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 26, 2003, the Transfer Date of December 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2003 and the Distribution Period ended
December 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, Due for Period                                        186,313.20

     3.2 The amount of ITEC Finance Charges for the Due Period                                  1,786,640.61

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period          818,542,080.44

     3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          228,827,163.81

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         236,522,054.24
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                       685,281.51

     3.8 The average daily Master Trust Seller's Interest during the Due Period               141,237,842.35

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)                126,367,242.97

    3.10 The aggregate amount of Collections for the Due Period                               360,882,225.81

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                  3,861,034.30

    3.12 The aggregate amount of Principal Collections for the Due Period                     357,021,191.51

    3.13 The amount of Dealer Note Losses for the Due Period                                            0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            822,338,629.74

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                    128,194,027.70

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                   128,028,613.23
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                          0.92%
         d.  The rating of each such Eligible Investment                                            AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                       12,999,019.43

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Nalley Motor Trucks
         ii)     Southland Int'l Trks
         iii)    Longhorn Bus Sales
         iv)     Wolfington Body Co Inc
         v)      Lee-Smith Inc.

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the
         Due Period                                                                                    0.25%

    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions
         set forth in Article IV of the Supplement) established on 7/10/03 for the                100,075.76
         benefit of the Master Trust Certificateholders.

    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                          0.92%
         d.  The rating of each such Eligible Investment                                            AAAm/Aaa

    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement and to the payments made on the Distribution Date)                     100,000.00

     4.0 Series 1995-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                  0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                            31,000,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                            31,000,000.00

     4.3 The Projected Spread for the following Distribution Period                             2,500,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                             0.00

     4.6 The aggregate amount on deposit in the Negative
         Carry Reserve Fund as of the Transfer Date (after
         giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                  0.00

     4.7 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                              200,000,000.00

     4.8 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                            0.00

     4.9 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                           969,467.10

    4.10 The amount of Series Allocable Principal Collections
         for the Due Period                                                                    89,644,450.98

    4.11 The amount of Series Principal Account Losses
         for the Due Period                                                                             0.00

    4.12 The amount of Investor Dealer Note Losses for
         the Due Period                                                                                 0.00

    4.13 The amount of Investor Finance Charge Collections
         for the Due Period                                                                       812,413.43

    4.14 The amount of Investor Principal Collections for
         the Due Period                                                                        75,122,049.92

    4.15 The amount of Available Certificateholder's Interest                                     856,072.87
         Collections for the Due Period

    4.16 The amount of Series 1995-1 Shared Principal
         Collections for the Due Period                                                        75,122,049.92

    4.17 The aggregate amount of the Series 1995-1 Principal
         Shortfall, if any, for the Due Period                                                          0.00

    4.18 The Seller's Percentage for the Due Period                                                   16.20%

    4.19 The Excess Seller's Percentage for the Due Period                                             2.63%

    4.20 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                    14,522,401.06

    4.21 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                           160,640.70

    4.22 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                        12,164,752.00

    4.23 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                         2,357,649.06

    4.24 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                             0.00

    4.25 The Minimum Series 1995-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                    38,398,993.75

    4.26 The Series 1995-1 Allocation Percentage for
         the Due Period                                                                               25.11%

    4.27 The Floating Allocation Percentage for the
         Due Period                                                                                   83.80%

    4.28 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                            0.00%

    4.29 The total amount to be distributed on the Series
         1995-1 Certificates on the Distribution Date                                             387,995.51

    4.30 The total amount, if any, to be distributed on the Series
         1995-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                               0.00

    4.31 The total amount, if any, to be distributed on
         the Series 1995-1 Certificates on the Distribution
         Date allocable to interest on the Series 1995-1
         Certificates                                                                             243,802.94

    4.32 The Draw Amount as of the Transfer Date                                                        0.00

    4.33 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                  0.00

    4.34 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                   0.00

    4.35 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                           144,192.57

    4.36 The aggregate amount of funds on deposit in
         the Negative Carry Reserve Account  as of the end of
         the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                     0.00

    4.37 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                     0.00

    4.38 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                          2,500,000.00

    4.39 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                           0.00
         b.  Description of each Eligible Investment:                                                     NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                        _______%
         d.  The rating of each such Eligible Investment                                                  NA

    4.40 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                             0.00
         b.  Description of each Eligible Investment:                                                     NA
         c.  The rate of interest applicable to each such Eligible Investment                        _______%
         d.  The rating of each such Eligible Investment                                                  NA

    4.41 The amount of Excess Interest Collections for the Due Period                             467,382.73

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                    75,122,049.92

    4.43 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                         694.62

    4.44 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                      0.00

    4.45 The percentages and all other information calculated
         pursuant to Sections 6.01 and 7.01 of the Supplement                                See Exhibit "A"

    4.46 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                                0.00

    4.47 The amount of Series 1995-1 Shared Seller's Principal
         Collections for the Due Period                                                        14,522,401.06

    4.48 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                      40,043,850.68

    4.49 The amount of all Shared Seller's Principal Collections
         allocated to Series 1995-1 for the Due Period                                                  0.00

    4.50 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                       0.00

    4.51 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                                0.00

                                                        Exhibit 20.1(A)
                                                       Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplemtent.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                    NO

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                  NO

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                            NO

                                                 2 Months Past :        3.31%
                                                 1 Month Past :         3.32%
                                                 Current Month :        3.40%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                   NO

                                     Master Trust Seller's Interest: $  126,367,242.97

                             Master Trust Minimum Seller's Interest: $  126,278,993.75

            (i)Turnover Ratio less than 1.7?                                                                NO

                                      Turnover Ratio 4.37%

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                         NO

                                      Dealer Note Loss Ratio:  0.00%

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                                                      EXHIBIT 20.2
                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 66

                                                  DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 26, 2003, the Transfer Date of December 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2003 and the Distribution Period ended
December 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, Due for the Period                                      186,313.20

    3.2 The amount of ITEC Finance Charges for the Due Period                                    1,786,640.61

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period            818,542,080.44

    3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            228,827,163.81

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           236,522,054.24
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                         685,281.51

    3.8 The average daily Master Trust Seller's Interest during the Due Period                 141,237,842.35

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                  126,367,242.97

   3.10 The aggregate amount of Collections for the Due Period                                 360,882,225.81

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                    3,861,034.30

   3.12 The aggregate amount of Principal Collections for the Due Period                       357,021,191.51

   3.13 The amount of Dealer Note Losses for the Due Period                                              0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period              822,338,629.74

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                      128,194,027.70

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                     128,028,613.23
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            0.92%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                         12,999,019.43

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)       Nalley Motor Trucks
        ii)      Southland Int'l Trks
        iii)     Longhorn Bus Sales
        iv)      Wolfington Body Co Inc
        v)       Lee-Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the Due Period      0.25%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the
        benefit of the Master Trust Certificateholders.                                           $100,075.76

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         100,000.00
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            0.92%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                       100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                    0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                               2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                  2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                               0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                              0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                             963,633.08

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                      89,104,991.96

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                               0.00

   4.11 The amount of Investor Dealer Note Losses for
        the Due Period                                                                                   0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                         812,439.05

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                          75,124,418.72

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                             855,847.12

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                          75,124,418.72

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                            0.00

   4.17 The Seller's Percentage for the Due Period                                                     15.69%

   4.18 The Excess Seller's Percentage for the Due Period                                               2.62%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                      13,980,573.24

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                             154,855.84

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                          11,646,022.45

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                           2,334,550.79

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                               0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                      37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                                 24.96%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                     84.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                              0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                               363,888.94

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                 0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                               219,691.83

   4.31 The Draw Amount as of the Transfer Date                                                          0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                    0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                     0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                             144,197.11

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                       0.00

   4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                            2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                               0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each such Eligible Investment                          _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in  Eligible Investments                              0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each Eligible Investment                               _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.39 The amount of Excess Interest Collections for the Due Period                               491,235.77

   4.40 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                      75,124,418.72

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                           722.41

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                        0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                                  0.00

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                          13,980,573.24

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                        40,585,678.50

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                                    0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                         0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                  0.00

                                                    EXHIBIT 20.2(A)
                                                    Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                   NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                          NO

                                             2 Months Past :      3.31%
                                              1 Month Past :      3.32%
                                             Current Month :      3.40%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                 NO

                                       Master Trust Seller's Interest:  $  126,367,242.97

                                Master Trust Minium Seller's Interest:  $  126,278,993.75

            (k)Turnover Ratio less than 1.7?                                                              NO

                                        Turnover Ratio:  4.37%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                       NO

                                Dealer Note Loss Ratio:  0.00%

------------------------------------------------------------------------------------------------------------------------------------

                                                       EXHIBIT 20.3

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 41

                                                    DEALER NOTE MASTER TRUST

                                                           DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                         SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 26, 2003, the Transfer Date of December 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2003 and the Distribution Period ended
December 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, Due for Period                                      186,313.20

    3.2 The amount of ITEC Finance Charges for the Due Period                                1,786,640.61

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period        818,542,080.44

    3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        228,827,163.81

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       236,522,054.24
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                     685,281.51

    3.8 The average daily Master Trust Seller's Interest during the Due Period             141,237,842.35

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)              126,367,242.97

   3.10 The aggregate amount of Collections for the Due Period                             360,882,225.81

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                3,861,034.30

   3.12 The aggregate amount of Principal Collections for the Due Period                   357,021,191.51

   3.13 The amount of Dealer Note Losses for the Due Period                                          0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          822,338,629.74

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                  128,194,027.70

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                 128,028,613.23
        b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        0.92%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                     12,999,019.43

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Nalley Motor Trucks
        ii)     Southland Int'l Trks
        iii)    Longhorn Bus Sales
        iv)     Wolfington Body Co Inc
        v)      Lee-Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the
        Due Period                                                                                   0.25%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                     52,533,380.26

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03
        for the benefit of the Master Trust Certificateholders.                                100,075.76

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                     100,000.00
        b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        0.92%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                   100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                           2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                              2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                           0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                          0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                         963,965.13

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                  89,135,695.78

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                           0.00

   4.11 The amount of Investor Dealer Note Losses for
        the Due Period                                                                               0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                     823,033.43

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                      76,104,057.06

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                         866,566.19

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                      76,104,057.06

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                        0.00

   4.17 The Seller's Percentage for the Due Period                                                 14.62%

   4.18 The Excess Seller's Percentage for the Due Period                                           6.58%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                  13,031,638.72

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                         106,421.75

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                       7,166,509.94

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                       5,865,128.78

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                           0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                  25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                             24.97%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                 85.38%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                          0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                           398,480.82

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                             0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                           252,403.34

   4.31 The Draw Amount as of the Transfer Date                                                      0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                 0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                         146,077.48

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                   0.00

   4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                        2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                      _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                      _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.39 The amount of Excess Interest Collections for the Due Period                           467,390.75

   4.40 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                  76,104,057.06

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                       694.62

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                    0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                              0.00

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                      13,031,638.72

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                    41,534,613.02

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                                0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                     0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                        373,000.77
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                      0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                            235,191.83

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                      0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                          0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                             12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                         25,480.05
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                      0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                             17,211.51

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                      0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                          0.00

                                           EXHIBIT 20.3(A)
                                           Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                           NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                        NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                  NO

                                             2 Months Past :      3.31%
                                              1 Month Past :      3.32%
                                             Current Month :      3.40%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                         NO

                                    Master Trust Seller's Interest:  $  126,367,242.97

                            Master Trust Minimum Seller's Interest:  $  126,278,993.75

            (k)Turnover Ratio less than 1.7?                                                                      NO

                                           Turnover Ratio:  4.37%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                               NO

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                       NO

                                   Used Financed Vehicle Ratio:  6.41%

------------------------------------------------------------------------------------------------------------------------------------

                                                       EXHIBIT 20.4

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 5

                                                     DEALER NOTE MASTER TRUST

                                                            DEALER NOTE
                                                     ASSET BACKED CERTIFICATES,
                                                           SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 26, 2003, the Transfer Date of December 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2003 and the Distribution Period ended
December 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, Due for the Period                                   186,313.20

    3.2 The amount of ITEC Finance Charges for the Due Period                                 1,786,640.61

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period         818,542,080.44

    3.4 The total amount of Advance Reimbursements for the Due Period                                 0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period         228,827,163.81

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust        236,522,054.24
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                      685,281.51

    3.8 The average daily Master Trust Seller's Interest during the Due Period              141,237,842.35

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)               126,367,242.97

   3.10 The aggregate amount of Collections for the Due Period                              360,882,225.81

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                 3,861,034.30

   3.12 The aggregate amount of Principal Collections for the Due Period                    357,021,191.51

   3.13 The amount of Dealer Note Losses for the Due Period                                           0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period           822,338,629.74

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                   128,194,027.70

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                  128,028,613.23
        b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                         0.92%
        d.  The rating of each such Eligible Investment                                           AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                      12,999,019.43

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Nalley Motor Trucks
        ii)     Southland Int'l Trks
        iii)    Longhorn Bus Sales
        iv)     Wolfington Body Co Inc
        v)      Lee-Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the
        Due Period                                                                                    0.25%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                      52,533,380.26

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the
        benefit of the Master Trust Certificateholders.                                         100,075.76

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                      100,000.00
        b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                         0.92%
        d.  The rating of each such Eligible Investment                                           AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                    100,000.00

    4.0 Series 2003-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                 0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                           19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                           19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                            2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                               2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                            0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                             212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                           0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                          963,965.13

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                   89,135,695.78

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                            0.00

   4.11 The amount of Investor Dealer Note Losses for
        the Due Period                                                                                0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                      823,033.43

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                       76,104,057.06

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                          866,565.17

   4.15 The amount of Series 2003-1 Shared Principal
        Collections for the Due Period                                                       76,104,057.06

   4.16 The aggregate amount of the Series 2003-1 Principal
        Shortfall, if any, for the Due Period                                                         0.00

   4.17 The Seller's Percentage for the Due Period                                                  14.62%

   4.18 The Excess Seller's Percentage for the Due Period                                            6.58%

   4.19 The aggregate amount of Seller's Principal Collections for the Due Period           13,031,638.72

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                          106,421.75

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                        7,166,509.94

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                        5,865,128.78

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                            0.00

   4.24 The Minimum Series 2003-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                   25,440,000.00

   4.25 The Series 2003-1 Allocation Percentage for
        the Due Period                                                                              24.97%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                  85.38%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                           0.00%

   4.28 The total amount to be distributed on the Series
        2003-1 Certificates on the Distribution Date                                            413,808.60

   4.29 The total amount, if any, to be distributed on the Series
        2003-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                              0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2003-1 Certificates on the Distribution
        Date allocable to interest on the Series 2003-1
        Certificates                                                                            267,731.12

   4.31 The Draw Amount as of the Transfer Date                                                       0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                 0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                  0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                          146,077.48

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                    0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                         2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                            0.00
        b.  Description of each Eligible Investment:                                                    NA
        c.  The rate of interest applicable to each such Eligible Investment                       _______%
        d.  The rating of each such Eligible Investment                                                 NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                            0.00
        b.  Description of each Eligible Investment:                                                    NA
        c.  The rate of interest applicable to each such Eligible Investment                       _______%
        d.  The rating of each such Eligible Investment                                                 NA

   4.39 The amount of Excess Interest Collections for the Due Period                            452,089.73

   4.40 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                   76,104,057.06

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                        666.84

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                     0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                         See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                               0.00

   4.45 The amount of Series 2003-1 Shared Seller's Principal
        Collections for the Due Period                                                       13,031,638.72

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                     41,534,613.02

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2003-1 for the Due Period                                                 0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                      0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                             200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                         381,611.88
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                       0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                             243,802.94

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                       0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                           0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                              12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                          32,196.72
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                       0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                              23,928.18

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                       0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                           0.00

                                                  EXHIBIT 20.4(A)
                                                  Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                             2 Months Past :      3.31%
                                             1 Month Past :       3.32%
                                             Current Month :      3.40%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                             Master Trust Seller's Interest:  $ 126,367,242.97

                                     Master Trust Minimum  Seller's Interest: $ 126,278,993.75

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                   Turnover Ratio:   4.37%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                   Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  6.41%